January 1, 1998

                              Exhibit 10

                          THE TIMKEN COMPANY
                      MANAGEMENT PERFORMANCE PLAN


      Purpose

      The purpose of The Timken Company (the "Company") Management Performance Plan (the "Plan") is to promote the profitable growth of the Company by:

        - Providing rewards for achieving increasing levels of return on capital.

        - Recognizing corporate, business unit and individual performance achievement.

        -   Attracting, motivating and retaining superior executive talent.

      Administration

      It is the responsibility of senior management of the Company to execute the provisions of the Plan. Based on senior management recommendations, the Compensation Committee (the "Committee") approves financial goals, participation, target bonus awards, actual bonus awards, timing of payment and other actions necessary to the administration of the Plan.

      Participation

      The participant group includes Company executive officers and other key employees of the Company and its subsidiaries in positions having a point value in excess of 1000 points based on the Company's job evaluation process.

      Performance Targets

      The primary Corporate performance measure is Return on Invested Capital, one measure of which is Earnings Before Interest and Taxes (EBIT) divided by Beginning Invested Capital (BIC). A positive Return on Invested Capital will be required to generate a Total Corporate Fund ("Total Fund") automatically.

      At the beginning of each year, corporate targets for Return on Invested Capital as it relates to the Cost of Capital will be set. The degree of achievement of these targets will determine the size of the Total Fund.

      In addition, at the beginning of each year, the Committee will specify any other financial or non-financial measures that will be used to evaluate Corporate and/or Business Unit performance for the coming year. When the Corporate threshold level of Return on Invested Capital is not achieved, the Committee, at its discretion, can approve payment of up to 25% of the target amount for the achievement of performance results that position the Company strategically for the future in such key areas as:

        -   Cash flow
        -   Continuous improvement
        -   Customer satisfaction
        -   Debt reduction
        -   Earnings growth
        -   Financial performance exceeding that of peer/competitor companies
        -   Improvement of shareholder return
        -   Inventory Management
        -   Productivity improvement
        -   Quality
        - Recruitment and development of excellent associates with emphasis on diversity
        -   Reduction of fixed costs
        -   Sales growth
        -   Successful start-up of new facility
        -   Successful acquisition/divestiture

      Bonus Opportunity

      Each position is assigned a target bonus expressed as a percentage of annual base salary. The targets are based on market data for companies that are similar for compensation purposes including similar size and similar industries. The targets are reviewed annually by management and all target bonuses for officers will be approved by the Committee.

      The full target bonus opportunity represents an appropriate bonus award if performance standards are met in the following areas:

        -   Corporate return on invested capital

        -   Business unit return on invested capital

        -   Individual performance against preset goals

      Business unit targets will be set using EBIT/BIC and other measures developed by senior management. Achievement of these targets will affect the adjustment to the Business Unit Funds used to arrive at the Final Corporate Fund ("Final Fund").

      The actual bonus payment will reflect a mix of corporate, business unit and individual performance as appropriate for each position. The allocations to corporate and business unit performance will be reviewed annually and changes to the allocations will be determined by senior management.

      Bonus Fund

      The Total Corporate Target Fund ("Target Fund") is derived by multiplying the annual salary of each approved participant as of November 1 of the Plan year times the Target Bonus percentage and summing.

      The Target Fund is adjusted as follows for the achievement of corporate financial and non-financial performance goals to arrive at the Total Fund:

        - Reflect corporate financial goals by reference to a table relating corporate financial achievement and a multiplier, not to exceed 140%, to be applied to the Target Fund.

        - Reflect corporate non-financial goals with an additional adjustment of plus or minus 25% based on a mixture of objective and subjective factors.

      If threshold levels of performance are not achieved, the Committee can establish, at its discretion, a Total Fund up to 25% of the Target Fund for achievement of results that successfully position the Company strategically for the future.

      The Total Fund is allocated to Corporate and Business Unit Funds using the allocations established for each approved participant. The Business Unit Funds are adjusted by plus or minus 25% to reflect the achievement of Business Unit EBIT/BIC goals and other non-financial goals to arrive at the Final Fund.

      Individual bonus amounts are adjusted for achievement of individual performance goals as follows:

        Outstanding performance                      120%
        All expectations met and some exceeded       110%
        All expectations met                         100%
        Most expectations met                         90% or less
        Most expectations not met                     0%

      Bonus Payments

      At the end of the year, senior management will determine whether Corporate performance has exceeded the threshold for creating a bonus fund. Senior management will recommend to the Committee the Total Fund and Final Fund based on its assessment of performance achievement at Corporate, Business Unit and individual levels. The Committee may make further adjustments to the fund or any individual bonus amount based on its assessment of financial and non-financial performance.

      Awards under the Plan will be paid in cash or stock.

      One hundred percent of awards under the Plan will be included in pension earnings and earnings for the purpose of calculating 401(k) plan benefits. Awards will not be included for purposes of any other employee benefits plans except long term disability.

                             Exhibit 10.4

                        THE 1985 INCENTIVE PLAN
                                  OF
                          THE TIMKEN COMPANY


      1. Purpose. The purpose of The 1985 Incentive Plan (the "Plan") is to provide a means by which certain officers and other key employees of The Timken Company (the "Company"), or employees who have high potential for becoming key employees, may be given an opportunity to purchase or receive Common Stock of the Company. The Plan is intended to advance the interests of the Company by encouraging stock ownership among employees most likely to contribute valuable services to the Company (or subsidiaries thereof), to secure and retain the services of highly qualified persons, and by providing such persons with an additional incentive, through personal involvement with the fortunes of the Company, to continue in the service of the Company and to advance the Company's long-term success.

      2. Awards Under the Plan. Awards under the Plan may be of two types:

      (1) "stock options" with rights to receive "dividend credits," and (2) "restricted stock rights."

      a) "Stock options" are rights to purchase Common Stock of the Company at the fair market value as of the date the option is granted. Such options shall be nonqualified in form (options not attempting to meet the requirements for Incentive Stock Options as defined in Section 422A of the Internal Revenue
      Code). Rights to receive "dividend credits" shall be included with all stock options, providing for the crediting and payment of Common Stock cash dividends in the form of "restricted stock rights" subject to the terms, conditions, and restrictions set forth in Section 7 herein.

      b) "Restricted stock rights" consist of restricted stock units that give the holder the right to receive, without payment of any cash to the Company (other than required withholding taxes), shares of Common Stock, subject to the terms, conditions, and restrictions set forth in Section 8 herein. "Restricted stock rights" may be granted alone, or in conjunction with stock options as the form of payment for any dividends credited to option holders.

      3. Effective Date and Term of the Plan. The effective date of this Plan is May 1, 1985 and the term of the Plan shall be from May 1, 1985 to December 31, 1994. No new stock options or restricted stock rights shall be granted after December 31, 1994, but stock options and restricted stock rights previously granted may extend beyond that date, and any dividends credited in conjunction with stock options so extending may continue to be in the form of restricted stock rights until such stock options either are exercised, are terminated, or expire.

      4. Shares of Stock Subject to the Plan. The shares that may be issued under this Plan shall not exceed in the aggregate 1,000,000 shares (as adjusted for a two-for-one stock split on August 31, 1988) of the Common Stock of the Company, subject to adjustment as may be provided in Section 11 herein. Shares subject to the Plan may be authorized and unissued shares or previously issued shares that have been acquired by the Company and are held in its treasury. Shares subject to stock options and restricted stock rights that terminate or expire prior to exercise or vesting shall be available for further grants or awards hereunder.

      5. Administration of the Plan. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board of Directors, which shall consist of not fewer than three directors of the Company, none of whom is eligible for grants or awards under this Plan in accordance with the requirements set forth in
      Section 6 herein. Members of the Committee shall be designated by the Board and shall serve at the pleasure of the Board.

      Subject to the provisions of the Plan, the Committee shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to the Plan, to determine the criteria of eligibility for participation in the Plan (subject to limitations set forth in Section 6), to select participants in the Plan, to determine the size and term of awards to be granted each participant, to determine the time when awards will be granted, and to make all other determinations and to take all other actions necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan, and all actions taken and determinations made by the Committee pursuant to the powers vested in it hereunder, shall be conclusive and binding on the Company, all employees of the Company and its subsidiaries, and the shareholders of the Company.

      6. Eligibility for Participation. Eligibility for participation in the Plan shall be limited to officers and other key employees of the Company and its subsidiaries, and to employees judged by the Committee to have high potential to become key employees. The Committee may establish from time to time a minimum salary grade assignment or equivalent salary level in determining eligibility for participation, and in its sole discretion shall select the Plan participants, provided however that:

      a) No director of the Company who is not also. a full-time salaried employee shall be eligible for participation.

      b) No officer serving as Chairman of the Board or President who owns, directly or indirectly, or could own as a result of an award under the Plan, more than two percent of the outstanding Common Stock of the Company shall be eligible for participation.

      c) No employee who has received a stock option award accompanied by a right to receive dividend credits shall thereafter be eligible to receive a grant of restricted stock rights set forth in Section 8 herein.

      7. Stock Options and Dividend Credits. Stock options and rights to receive dividend credits shall be evidenced by agreements in such form and including such terms and conditions consistent with the Plan as the Committee shall determine to be appropriate. In substance, these agreements shall include the following terms and conditions:

      a) Number of Shares. Each option agreement shall specify the number of shares that may be purchased upon exercise of the option.

      b) Exercise Price. The exercise price shall be determined by the Committee, but in no event shall it be less than 100 percent of the fair market value of the Common Stock of the Company on the date of grant.

      c) Option Term. The term of an option, as set by the Committee, shall not exceed 10 years from the date of grant.

      d) Exercise Dates. Except as otherwise provided in this Plan, or in the applicable option agreement, each option will be exercisable as to one-fourth of the initial shares at any time after 1 year from date of grant, as to an additional one-fourth of the initial shares at any time after 2 years from date of grant, as to an additional one-fourth of the shares at any time after 3 years from date of grant, and as to the remaining one-fourth of the shares at any time after 4 years from date of grant.

      e) Medium and Time of Payment. Payment for shares purchased upon exercise of an option granted under the Plan must be made in full at the time of exercise. Payment may be in cash, check, or in Common Stock of the Company, provided that the shares of Common Stock used for payment have been owned by the participant for at least 6 months. Fair market value of Common Stock for this purpose shall be the average of the high and low selling prices, on the New York Stock Exchange or such other stock exchange or market on which Common Stock of the Company shall be principally traded, for the day on which such Common Stock is tendered (the exercise date).

      f) Effect of Employment Termination.

      (i) If the participant's employment terminates during the option term as a result of retirement with the Company's consent, or as the result of disability, any options then exercisable shall continue in force up to 3 years, but not beyond the option term.

      (ii) If termination of employment is the result of death, options then exercisable shall continue for up to 1 year, but not beyond the option term. Exercisable options for a disabled participant whose employment has terminated and whose death occurs within the 3 years following termination shall expire at the earliest of 1 year from the date of death, 3 years from date of the disability termination, or the last day of the option term.

      (iii) In the case of all other terminations (voluntary or involuntary termination of employment or retirement without the Company's consent), options exercisable on the date of termination shall expire 30 days later. All unexercisable options shall expire immediately. In the case of an approved leave of absence, the Committee shall determine whether or not the option shall continue in force and under what conditions, but in no event shall the option term be extended.


      g) Rights to Receive Dividend Credits. All stock option grants shall include rights to receive dividend credits in accordance with the following terms, conditions, and requirements:

      (i) Timing and Amount. At the end of each calendar year, the total cash dividends per Common Share paid during that year shall be multiplied by the total number of shares then in force for each participant (unexercised option shares plus unvested restricted stock units from prior dividend credits) to arrive at the participant's total dividend credit for the year; provided however that no dividend credit will be made for a year unless net income per share is at least 200 percent of the dividends per share, and that no dividends will be credited following termination of employment, even though stock options and restricted stock units may continue in force under certain termination situations.

      (ii) Conversion to Restricted Stock Units. A participant's dividend credit each year shall be converted into restricted stock units at the end of each calendar year based upon the average closing price of Common Stock of the Company, as reported by the New York Stock Exchange or such other stock exchange or market on which Common Stock of the Company shall be principally traded, for the 10 trading days preceding this conversion date, rounded to the nearest whole share.

      (iii) Vesting of Restricted Stock Units. The restricted stock units in respect of each year's dividend credit shall vest and be paid out 100 percent after a vesting period, established by the Committee, of not less than 4 years from the date credited, subject to the participant's continued employment during the vesting period. However, if the participant's employment terminates during the vesting period as the result of death, disability, or retirement with the Company's consent, all restricted stock units shall vest and be paid out within 30 days. If employment terminates for any other reason, vesting of any or all restricted stock units shall be solely at the discretion of the Committee.

      8. Restricted Stock Rights. As a means of retaining and motivating selected employees who are not yet eligible for grants of stock options with rights to dividend credits, the Committee may at any time make grants of restricted stock rights to these employees. These grants shall be evidenced by agreements in such form and including such terms and conditions consistent with the Plan as the Committee shall determine to be appropriate. In substance, these agreements shall include the following terms and conditions:

      a) Restricted Stock Units. A restricted stock rights agreement shall specify the number of restricted stock units to which it pertains. Each restricted stock unit shall be equivalent to one share of Common Stock, and shall entitle the holder to receive, without payment of cash to the Company (other than required withholding taxes), one share of Common Stock in consideration for services performed for the Company by the holder during the vesting period.

      b) Dividend Credits. Each restricted stock rights agreement will also provide for cash dividends declared quarterly on the Company's Common Stock to be credited in respect of a participant's restricted stock units and accumulated without interest until the end of the vesting period.

      c) Vesting of Restricted Stock Units. The restricted stock units and accumulated dividend credits covered by a grant of restricted stock rights shall vest and be paid out 100 percent after a vesting period, established by the Committee, of not less than 5 years from the date granted, subject to the participant's continued employment during the vesting period. However,

      (i) If the participant's employment terminates during the vesting period as the result of death or disability, a portion of both the restricted stock units and the accumulated dividend credits prorated for the number of full months employed during the vesting period shall vest and be paid out within 30 days.

      (ii) If employment terminates for any other reason, all restricted stock units and accumulated dividend credits shall be forfeited.

      9. Non-Assignability of Options and Rights. No stock option, right to receive dividend credits, or restricted stock right shall be assignable or transferable by a participant except by will or by the laws of descent and distribution, and during the participant's lifetime shall be exercisable only by the participant.

      10. General Restriction. The Company shall not be obligated to deliver any shares upon the exercise of an option or vesting of a restricted stock unit unless and until, in the opinion of the Company's counsel, all applicable federal, state, and other laws and regulations have been complied with, nor, in the event the outstanding Common Stock is at the time listed upon any stock exchange, unless and until the shares to be delivered have been listed or authorized to be added to the list upon official notice of issuance upon such exchange, nor unless or until all other legal matters in connection with the issuance and delivery of shares have been approved by the Company's counsel. Without limiting the generality of the foregoing, the Company may require from the participant or other person purchasing or receiving shares of Common Stock under the Plan such investment representation or such agreement, if any, as counsel for the Company may consider necessary in order to comply with the Securities Act of 1933, may impose upon certificates evidencing the shares a restrictive legend and place a stop transfer order with its transfer agent, and may require that the participant or such other person agree that any sale of the shares will be made only on one or more specified stock exchanges or in such other manner as is permitted by the Committee and that he will notify the Company before making a disposition of the shares whether by sale, gift, or otherwise.

      11. Changes in Stock. In the event of a stock dividend, split-up, or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other similar capital change, the number and kind of shares of stock or securities of the Company to be subject to the Plan and to options and rights then outstanding or to be granted thereunder, the maximum number of shares of stock or securities which may be issued on the exercise of options or vesting of rights granted under the Plan, the option price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. In the event of a consolidation or a merger in which the Company is not the surviving corporation, or any other merger in which the stockholders of the Company exchange their shares of stock in the Company for stock of another corporation, or in the event of complete liquidation of the Company, all outstanding options and rights shall thereupon terminate, provided that the Committee may, prior to the effective date of any such consolidation or merger or the completion of the liquidation, either (i) make any or all outstanding options and rights immediately exercisable or vested or (ii), in the case of a consolidation or merger, arrange to have the surviving corporation grant to the participants replacement options or rights on terms which the Committee shall determine to be fair and reasonable. If any "person," as defined in Section 13(d) under the Securities Exchange Act of 1934 and the rules and regulations thereunder in effect on May 1, 1985 ("Exchange Act"), shall make or institute a tender offer for all or any portion of the outstanding voting securities of the Company, or shall become a "beneficial owner," as defined in Rule 13d-3 under the Exchange Act, of 30 percent or more of the outstanding voting securities of the Company, then the Committee may, in its discretion, terminate any or all outstanding options and rights or make such options and rights immediately exercisable or vested.

      12. Rights as a Shareholder. The participant shall have no rights as a shareholder with respect to any shares of Common Stock of the Company held under option or subject to restricted stock rights until the date of issuance of the stock certificates to the participant for such shares.

      13. Withholding Taxes. Whenever under the Plan shares are to be issued in satisfaction of options or rights granted thereunder, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

      14. Subsidiary. For purposes of the Plan, subsidiary shall mean any corporate more than 50 percent of total combined voting power or all classes of stock of which is owned, directly or indirectly, by the Company and which, with the approval of the Board of Directors of the Company, has adopted the Plan.

      15. Employment Rights. Neither the adoption of the Plan nor the granting of any option or right hereunder shall be deemed to confer upon any employee of the Company or any subsidiary the right to continued employment with the Company or any subsidiary, or to interfere in any way with the right of the Company or any subsidiary to terminate the employment of any employee at any time.

      16. Amendments. The Committee may at any time discontinue granting options or rights under the Plan. The Board of Directors may at any time or times amend the Plan or amend any outstanding option or options for the purpose of satisfying the requirements of any changes in applicable laws or regulations or for any other purpose which may at the time be permitted by law; provided that (except to the extent permitted under Section 11) no such amendment shall, without the approval of the stockholders of the Company (a) increase the maximum number of shares available under the Plan (subject to adjustment as provided in Section 11), (b) reduce the minimum exercise price of options below the price provided for in Section 7(b), (c) extend the time within which options or rights may be granted,
      (d) extend the term of an outstanding option beyond 10 years from the date of grant or the vesting period of an outstanding restricted stock unit, (e) change the designation of the employees or class of employees eligible to receive options under the Plan. No amendment shall adversely affect the right of any participant (without the participant's consent) under any option or right theretofore granted.

      17. Termination. The Board of Directors may terminate the Plan at any time prior to its scheduled expiration date, but no such termination shall adversely affect the rights of any participant (without the participant's consent) under any stock option or right theretofore granted.

                             AMENDMENT TO
                        THE 1985 INCENTIVE PLAN
                         OF THE TIMKEN COMPANY

                               Recitals

      WHEREAS, The Timken Company, an Ohio corporation (the
      "Company"), with the approval of the Company's shareholders, has established the 1985 Incentive Plan of The Timken Company, effective as of May 1, 1985 (the "Plan");

      WHEREAS, the Plan previously has been restated and amended;

      WHEREAS, the Company desires to amend the Plan further specifically to provide optionees with an election to have the Company withhold shares of the Company's Common Stock without par value (the "Common Stock") to cover tax withholding requirements upon the issuance of shares of Common Stock in connection with the exercise of stock options and the vesting of restricted stock units representing dividend credits under stock options (the "Share Withholding Amendment"); and

      WHEREAS, the Board of Directors of the Company (the "Board") has approved the Share Withholding Amendment in accordance with the provisions of Section 16 of the Plan and such Amendment does not require approval by the shareholders of the Company.

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. The Plan is amended by adding the following two sentences to the end of Section 13 of the Plan:
              The recipient may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the shares that are issued to the recipient in satisfaction of such options or rights. If such election is made, the shares so surrendered by the recipient shall be credited against any such withholding obligation at their fair market value (determined in accordance with Section 7(e)) on the date of such surrender.

      2. Except as amended prior to the date hereof and by the Share Withholding Amendment, the Plan shall remain in full force and effect.

      3. This Amendment to the 1985 Incentive Plan of The Timken Company shall be effective as of November 7, 1997, the date of the approval hereof by the Board.

                             AMENDMENT TO
                        THE 1985 INCENTIVE PLAN
                         OF THE TIMKEN COMPANY

      WHEREAS, The Timken Company, an Ohio corporation )the
      "Company"), with the approval of the Company's shareholders, has established the 1985 Incentive Plan of the Timken Company, effective as of May 1, 1985 (as amended through November 7,
      1997, the "Plan");

      WHEREAS, the Company desires to amend the Plan further to permit Restricted Stock Units representing dividend credits in connection with stock options to be paid out upon vesting thereof in shares of the Company's Common Stock without par value or in cash and to afford the Compensation Committee of the Board of Directors the authority to amend awards outstanding under the Plan (the "Amendment"); and

      WHEREAS, the Board of Directors of the Company (the "Board") has approved the Amendment in accordance with the provisions of
      Section 16 of the Plan and such Amendment does not require approval by the shareholders of the Company.

      NOW, THEREFORE, the Plan is hereby amended as follows:

      1. The Plan is amended by adding the following sentence to the end of Section 7 (g)(iii) of the Plan:

      Restricted Stock Units representing dividend credits may provide for payment upon vesting in the form of shares of Common Stock or cash.

      2. The portion of the second sentence of Section 16 of the Plan before the proviso is amended to read as follows:

      The Board of Directors may at any time or times amend the Plan, and the Board of Directors or the Committee may at any time or times amend any outstanding options, for the purpose of satisfying any applicable lows or regulations or for any other purpose which may at the time be permitted by law;

      3. Except as amended prior to the date hereof and by the Amendment, the Plan shall remain in full force and effect.

      4.  This Amendment to the 1985 Incentive Plan of The Timken
      Company shall be effective as of December 17, 1997, the date of the approval hereof by the Board.

                          Exhibit 10.11

                      AMENDED AND RESTATED
                    SUPPLEMENTAL PENSION PLAN
                      OF THE TIMKEN COMPANY

     The Timken Company, 1835 Dueber Avenue, S. W., Canton, Ohio 44706, EIN 34-0577130, and its wholly-owned subsidiaries Latrobe Steel Company and MPB Corporation (collectively the "Company") hereby amend and restate the Supplemental Pension Plan of The Timken Company (the "Supplemental Plan") originally effective May 14, 1979, for the following purpose and in accordance with the provisions as set forth below. This Amended and Restated Supplemental Plan is effective November 1, 1997.

1.   Purpose
     The purpose of the Supplemental Plan is to provide for, on or after the effective date hereof, the payment of supplemental retirement benefits:
            (a) to those participants of the qualified defined benefit plans of the Company whose benefits payable under such qualified defined benefit plans of the Company and related companies are subject to certain benefit limitations (collectively referred to as "Code Limitations") imposed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 401 and Section 415 of the Internal Revenue Code of 1986, as amended (the "Code");
            (b)  to certain employees of the Company's
     international operations with whom the Company has special retirement agreements; and
            (c) to certain employees of the Company who have Employee Excess Benefits Agreements ("Excess Agreements") in effect with the Company.

2.   Eligibility

     The following individuals shall be eligible for benefits under the Supplemental Plan and shall be known as participants:
            (a) Members of or Participants in (i) The Timken Company Retirement Plan for Salaried Employees, (ii) the 1984 Retirement Plan for Salaried Employees of The Timken Company, and (iii) those provisions of the Timken-Latrobe-MPB Retirement Plan incorporating the Restated Pension Plan for Salaried Employees of Latrobe Steel Company, and the MPB Corporation Retirement Plan (the plans identified in clauses
     (i), (ii) and (iii) being collectively the "Qualified Plan"), other than participants described in paragraph 2(d), who are eligible for a retirement benefit other than a deferred vested pension and whose retirement benefits under the Qualified Plan are limited pursuant to the Code Limitations;
            (b) Certain employees of the Company's international operations with whom the Company has special agreements concerning retirement benefits to be paid by the Supplemental Plan;
            (c) (i) Former employees of the Company who separated from the service of the Company, and (ii) current employees of the Company who separate from the service of the Company under circumstances which the Company, in its sole discretion, deems to be for mutually satisfactory reasons, in each case with eligibility for a deferred vested pension and whose retirement benefits under the Qualified Plan are limited by the Code Limitations; and
            (d) Employees of the Company who have Excess Agreements currently in effect with the Company.

3.   Incorporation of the Qualified Plan
     The Qualified Plan, with any amendments thereto in effect on the effective date of the Supplemental Plan, shall be attached hereto as Exhibit A, and is hereby incorporated by reference into and shall be a part of the Supplemental Plan as fully as if set forth herein. Any amendment made to the Qualified Plan shall be also incorporated by reference into and form a part of the Supplemental Plan, effective as of the effective date of such amendment. The Qualified Plan, whenever referred to in the Supplemental Plan, shall mean such Qualified Plan as it exists as of the date any determination is made of benefits payable under the Supplemental Plan. All terms used herein shall have the meanings assigned to them under the provisions of the Qualified Plan unless otherwise qualified by the context of the Supplemental Plan. If there is any conflict between the provisions of the Qualified Plan and the provisions of the Supplemental Plan, the provisions of the Supplemental Plan will govern.

4.   Amount of Benefit
            (a) The benefit payable to a participant described-in paragraphs 2(a) or (c) under the Supplemental Plan shall be the actuarial equivalent of the excess, if any, of:
            (i) The benefit which would have been payable to such participant under the Qualified Plan, if the provisions of the Qualified Plan were administered without regard to the Code Limitations, over
            (ii) The benefit which is in fact payable to such
                 participant under the Qualified Plan. Such benefits payable under the Supplemental Plan to any participant shall be computed in accordance with the foregoing and with the objective that such participant should receive under the Supplemental Plan and the Qualified Plan the total amount which would otherwise have been payable to that participant solely under the Qualified Plan had not the Code Limitations been applicable thereto. The provisions of paragraphs 4(d), (e) and (f) will be applicable to the participant's benefit and that of a surviving spouse or other beneficiary.
            (b) For participants described in paragraph 2(b), the Supplemental Plan will pay the amount that is the difference between the participant's benefit calculated under the Qualified Plan, as if he had been a member of the Qualified Plan (and the participant's primary Social Security amount is the amount the participant will receive upon retirement or thereafter from any state-mandated pension programs assuming no earnings after retirement), over the amount the participant will actually receive from any private pension benefit of the international operation. The provisions of paragraphs 4(d), (e) and (f) will be applicable to the participant's benefit and that of his surviving spouse or other beneficiary.
            (c) The benefit payable to a participant described in paragraph 2(d) under the Supplemental Plan shall be the benefit described in such participant's Excess Agreement.
            (d)  If a married participant dies prior to
     retirement, the Supplemental Plan shall pay to the participant's spouse an amount equal to the difference between the monthly pension said spouse would be entitled to receive under the Qualified Plan, were it not for the Code Limitations, and the monthly pension said spouse will actually receive under the Qualified Plan, such monthly payments to continue until said spouse's death.
            (e) If a married participant who was receiving the normal form of pension benefit (as defined in the Qualified
     Plan) dies after retirement (whether at normal retirement age or early retirement age), the Supplemental Plan shall pay to the participant's spouse an amount equal to the difference between the monthly pension said spouse would be entitled to under the Qualified Plan, were it not for the Code Limitations, and the monthly payment said spouse will actually receive under the Qualified Plan, such monthly payments to continue until said spouse's death.
            (f) If a participant, who was receiving an optional form of pension benefit (as defined in the Qualified Plan), dies after retirement (whether at normal retirement age or early retirement age), and, if the terms of the optional form of pension benefit provide for a benefit for a designated beneficiary, the Supplemental Plan shall pay to said beneficiary, an amount equal to the difference between the monthly pension the said beneficiary would be entitled to under the Qualified Plan, were it not for the Code Limitations, and the monthly pension the said beneficiary will actually receive under the Qualified Plan, such monthly payments to continue until such time as they would otherwise cease under the terms of the optional form of pension benefit.

5.   Payment of Benefits
            (a) Subject to the provisions of any domestic relations order described in the final sentence of paragraph 6(b), the benefits payable to participants described in paragraphs 2(a), (c) or (d) under the Supplemental Plan shall be paid in the same form as, and coincident with, the payment of pension benefits from the Qualified Plan. Designations of beneficiaries and elections relating to optional forms of payment, made by the participant for purposes of the Qualified Plan, shall be equally applicable to the Supplemental Plan, including designations of beneficiaries for purposes of qualified domestic relations orders (within the meaning of Section 206(d)(3) of ERISA) under the Qualified Plans. Benefits payable to a participant, spouse, or beneficiary under the Supplemental Plan shall cease to be payable, at the same time as benefits payable from the Qualified Plan to such participant, spouse or beneficiary shall cease, or at such earlier time as the relevant Code Limitations are no longer applicable.
            (b) The benefits payable to participants described in paragraph 2(b) under the Supplemental Plan (or to their beneficiaries) shall be paid as if the participants were participants in the Qualified Plan. Such participants shall make designations of beneficiaries and elections relating to optional forms of payment for purposes of the Supplemental Plan according to the terms of the Qualified Plan, including designations of beneficiaries for purposes of qualified domestic relations orders (within the meaning of Section 206(d)(3) of ERISA) under the Qualified Plans.
            (c) Notwithstanding the provisions of paragraphs 5(a) and 5(b), but subject to the approval of the Compensation Committee as described in paragraph 5(d), a participant described in paragraph 2(d) may elect to receive the benefits payable to him (after taking into account the effects of any qualified domestic relations order described in paragraph 5(a) or 5(b)) under the Supplemental Plan in the form of a single lump sum payment. The lump sum payment described in the preceding sentence shall be calculated by converting the benefits otherwise payable to the participant at the time such benefits are to commence into a lump sum amount of equivalent actuarial value when computed using the actuarial factors set forth in Exhibit B to the Supplemental Plan. A participant described in paragraph 2(d) who elects to receive a single lump sum payment pursuant to the second preceding sentence may further elect that, in the event that the participant dies before receiving the single lump sum payment, benefits shall be paid to the participant's surviving spouse or other beneficiary without taking into account the election made under the second preceding sentence. Any election by a participant described in paragraph 2(d) to receive Supplemental Plan benefits in a single lump sum payment pursuant to this paragraph 5(c) shall be in writing on a form provided by the Company, which form shall be filed with the Company (i) prior to the participant's termination of employment with the Company because of involuntary termination of employment (including by reason of disability) or death or (ii) at least one year prior to the participant's voluntary retirement. Any such election may be changed or revoked by the participant at any time and from time to time without the consent of any other person by the filing of a later written election with the Company; provided that any election made less than one year prior to a participant's voluntary retirement shall not be valid, and in such case, payment shall be made in accordance with the latest valid election of the participant. The payment by the Company of a lump sum amount to a participant (or his beneficiary or estate in the event of his death) pursuant to this paragraph 5(c) shall discharge all obligations of the Company to such participant (or his beneficiary or estate) under the Supplemental Plan and such participant's Excess Agreement.
            (d) Payment of benefits in the form of a single lump sum payment pursuant to the election of a participant under paragraph 5(c) is subject to the approval of the Compensation Committee, which may, in its discretion, approve or withdraw its prior approval of such election at any time prior to the date the lump sum payment is actually paid to the participant and instead require that benefits be paid in such other form as is permitted by the Supplemental Plan.

6.   General
            (a) The entire cost of the Supplemental Plan shall be paid from the general assets of the Company. It is the intent of the Company to so pay benefits under the Supplemental Plan as they become due; provided, however, that the Company may, in its sole discretion, establish or cause to be established a trust account for any or each participant pursuant to an agreement, or agreements, with a bank and direct that some or all of a participant's benefits under the Supplemental Plan be paid from the general assets of the Company which are transferred to the custody of such bank to be held by it in such trust account as property of the Company subject to the claims of its creditors until such time as benefit payments pursuant to the Supplemental Plan are made from such assets in accordance with such agreement; and until any such payment is made, neither the Plan nor any participant or beneficiary shall have any preferred claim on, or any beneficial ownership interest in, such assets. No liability for the payment of benefits under the Supplemental Plan shall (i) be imposed upon any officer, director, employee, or stockholder of the Company, (ii) be imposed upon the Trust Fund under the Qualified Plan, (iii) be paid from the Trust Fund under the Qualified Plan, or
     (iv) have any effect whatsoever upon the Qualified Plan or the payment of benefits from the Trust Fund under the Qualified Plan.
            (b) No right or interest of a participant or beneficiary under the Supplemental Plan shall be anticipated, assigned (either at law or in equity), or alienated by the participant or beneficiary, nor shall any such right or interest be subject to attachment, garnishment, levy, execution, or other legal or equitable process or in any manner be liable for or subject to the debts of any participant or beneficiary. If any participant or beneficiary (other than the surviving spouse of any deceased participant) shall attempt to or shall alienate, sell, transfer, assign, pledge, or otherwise encumber his or her benefits under the Supplemental Plan or any part thereof, or if by reason of his or her bankruptcy or other event happening at any time such benefits would devolve upon anyone else or would not be enjoyed by him or her, then the Company may terminate his or her interest in any such benefit and hold or apply it to or for his or her benefit or the benefit of his or her spouse, children, or other person or persons in fact dependent upon him or her, or any of them, in such a manner as the Company may deem proper. The Company shall not recognize any attempt by any participant or beneficiary to alienate, sell, transfer, assign, pledge, or otherwise encumber his or her benefits under the Supplemental Plan or any part thereof. This Section 6(b) shall not apply, however, in the case of a domestic relations order that would be a "qualified domestic relations order" within the meaning of Section 206(d)(3) of ERISA if the Supplemental Plan was subject to Section 206(d)(3) of ERISA.
            (c) Employment rights shall not be enlarged or affected hereby. The Company shall continue to have the right to discharge or retire a participant, with or without cause.

7.   Miscellaneous
            (a) The Company shall interpret where necessary, in its reasonable and good faith judgment, the provisions of the Supplemental Plan and, except as otherwise provided in the Supplemental Plan, shall determine the rights and status of participants and beneficiaries hereunder (including, without limitation, the amount of any benefit to which a participant or beneficiary may be entitled under the Supplemental Plan). Except to the extent federal law controls, all questions pertaining to the construction, validity, and effect of the provisions hereof shall be determined in accordance with the laws of the State of Ohio.
            (b) The Company may, from time to time, delegate all or part of the administrative powers, duties, and authorities delegated to it under the Supplemental Plan to such person or persons, office or committee as it shall select. For the purposes of ERISA, the Company shall be the plan sponsor and the plan administrator.
            (c) Whenever there is denied, whether in whole or in part, a claim for benefits under the Supplemental Plan filed by any person (herein referred to as the "Claimant"), the plan administrator shall transmit a written notice of such decision to the Claimant, which notice shall be written in a manner calculated to be understood by the Claimant and shall contain a statement of the specific reasons for the denial of the claim and statement advising the Claimant that, within 60 days of the date on which he or she receives such notice, he or she may obtain review of such decision in accordance with the procedures hereinafter set forth.
     Within such 60-day period, the Claimant or the Claimant's authorized representative may request that the claim denial be reviewed by filing with the plan administrator a written request therefor, which request shall contain the following information:
     (i) the date on which the Claimant's request was filed with the plan administrator; provided, however, that the date on which the Claimant's request for review was in fact filed with the plan administrator shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph;
     (ii) the specific portions of the denial of the claim which the Claimant requests the plan administrator to review;
     (iii) a statement by the Claimant setting forth the basis upon which the Claimant believes the plan administrator should reverse the previous denial of the Claimant's claim for benefits and accept the claim as made; and
            (iv) any written material (offered as exhibits) which the Claimant desires the plan administrator to examine in its consideration of the Claimant's position as stated pursuant to clause (iii) above. Within 60 days of the date determined pursuant to clause (i) above, the plan administrator shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within 60 days of the date of such hearing, the plan administrator shall render its written decision on review, written in a manner calculated to be understood by the Claimant, specifying the reasons and Plan provisions upon which its decision was based.

8.   Amendment and Termination
            (a) The Company has reserved and does hereby reserve the right to amend, restate or terminate, at any time, any or all of the provisions of the Supplemental Plan, without the consent of any participant, beneficiary, or any other person. Without limiting the authority of the Board of Directors of the Company or a duly authorized committee thereof to amend, restate or terminate the Supplemental Plan, the Board of Directors of the Company has authorized and instructed its Vice President - Human Resources and Logistics (or any other officer or delegate of an officer) to amend, restate or terminate the Plan. Any amendment, restatement or termination of the Plan shall be expressed in an instrument executed in the name of the Company. Any such amendment, restatement or termination shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution.
            (b) Notwithstanding the foregoing provisions hereof, no amendment, restatement or termination of the Supplemental Plan shall, without the consent of the participant (or, in the case of his or her death, his or her beneficiary), adversely affect (i) the benefit under the Supplemental Plan of any participant or beneficiary then entitled to receive a benefit under the Supplemental Plan or (ii) the right of any participant to receive upon termination of employment with the Company (or the right of the participant's beneficiary to receive upon the participant's death) that benefit which would have been received under the Supplemental Plan if such employment of the participant had terminated immediately prior to the amendment, restatement or termination of the Supplemental Plan. Upon any termination of the Supplemental Plan, each affected participant's Supplemental Plan Benefit shall be determined and distributed to such participant in the case of such participant's death, to his beneficiary as provided in paragraphs 4(d), 4(e) and 4(f) as if the employment of the participant with the Company had terminated immediately prior to the termination of the Supplemental Plan.

9.   Restriction on Competition
     For a period of two years following a participant's retirement, the participant shall not (a) engage or participate, directly or indirectly, in any Competitive Activity (as defined below), or (b) solicit or cause to be solicited on behalf of a competitor any person or entity which was a customer of the Company during the three year period ending on the participant's retirement date, if the Employee had any direct responsibility for such customer while employed by the Company. The term "Competitive Activity" shall mean the participant's participation, without the written consent of an officer of the Company, in the management of any business enterprise if such enterprise engages in substantial and direct competition with the Company and such enterprise's sales of any product or service competitive with any product or service of the Company amounted to 25% of such enterprise's net sales for its most recently completed fiscal year and if the Company's net sales of said product or service amounted to 25% of the Company's net sales for its most recently completed fiscal year. "Competitive Activity" shall not include (y) the mere ownership of securities in any enterprise and exercise of rights appurtenant thereto or (z) participation in management of any enterprise or business operation thereof other than in connection with the competitive operation of such enterprise. If a participant engages in activity prohibited by this section, then in addition to all other remedies available to the Company, the Company shall be released of any obligation under the Supplemental Plan to pay benefits to such participant or to such participant's spouse or beneficiary under the Supplemental Plan.

     IN WITNESS WHEREOF, The Company has executed this amendment and restatement of this Plan at Canton, Ohio, this 16th day of March, 1998.


                                   THE TIMKEN COMPANY


                                   /s/ Stephen  A. Perry
                                   Senior Vice President -
                                   Human Resources, Purchasing
                                      and Communications

                        Exhibit B to the
                      Amended and Restated
                    Supplemental Pension Plan
                      of The Timken Company


     The following actuarial factors shall be used for purposes of computing a lump sum amount pursuant to paragraph 5(c) of the Supplemental Plan:

            Interest: Average of the 30-year Treasury bonds for the three month period ending with the second month prior to the month of distribution.

            Mortality: 1983 Group Annuity Mortality Table (male rates) using age nearest birthday for the employee and the 1983 Group Annuity Mortality Table (female rates) using age nearest birthday for the spouse.

                             EXHIBIT 10.12

                         THE  TIMKEN  COMPANY

                  Nonqualified Stock Option Agreement

      WHEREAS, <<FName>> <<LName>> (the "Optionee") is an employee of The Timken Company (the "Company");

      WHEREAS, the execution of a stock option agreement in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company that was duly adopted on _________ __, ____ (the "Date of Grant"), and is incorporated herein by this reference; and

      WHEREAS, the option granted hereby is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under
      Section 422 of the Internal Revenue Code of 1986;

      NOW, THEREFORE, pursuant to the Company's Long-term Incentive Plan (as Amended and Restated as of December 20, 1995) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee (i) a nonqualified stock option (the "Option") to purchase <<Shares>> shares of the Company's common stock without par value (the "Common Shares") at the exercise price of ___________ dollars ($_____) per Common Share (the "Exercise Price") and (ii) the right to receive dividend equivalents payable in Common Shares on a deferred basis (the "Deferred Dividend Shares") or, at the discretion of the Committee, in cash, with respect to the Common Shares covered by any unexercised portion of the Option.

      1. Vesting of Option. (a) Unless terminated as hereinafter provided, the Option shall be exercisable to the extent of one-fourth (1/4th) of the Common Shares covered by the Option after the Optionee shall have been in the continuous employ of the Company or a subsidiary for one full year from the Date of Grant and to the extent of an additional one-fourth (1/4th) thereof after each of the next three successive years thereafter during which the Optionee shall have been in the continuous employ of the Company or a subsidiary. For the purposes of this agreement: "subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; the continuous employment of the Optionee with the Company or a subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, by reason of the transfer of his employment among the Company and its subsidiaries.

      (b) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full upon any change in control of the Company that shall occur while the Optionee is an employee of the Company or a subsidiary. For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:

      (i) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51 percent of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity is owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

      (ii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report thereto), as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation thereto under the Exchange Act) of securities representing 30 percent or more of the combined voting power of the then-outstanding voting securities of the Company; or

      (iii) the Company shall file a report or proxy statement with the Securities and Exchange Commission (the "SEC") pursuant to
      the Exchange Act disclosing in     response to Item 1 of Form 8-
      K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form, report or item thereto) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then-existing contract or transaction; or

      (iv) the individuals who constituted the Board at the beginning of any period of two consecutive calendar years cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period.

      In the event that any person described in Section 1(b)(ii) hereof files an amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in
      Section 1(b)(ii) hereof to have decreased to less than 30 percent, or in the event that any anticipated change in control referred to in Section 1(b)(iii) hereof does not occur following the filing with the SEC of any report or proxy statement described in Section 1(b)(iii) hereof because any contract or transaction referred to in Section 1(b)(iii) hereof is canceled or abandoned, the Committee may nullify the effect of Section 1(b)(ii) or 1(b)(iii) hereof, as the case may be, and reinstate the provisions of Section 1(a) hereof by giving notice thereof to the Optionee; provided, however, that any such action by the Committee shall not prejudice any exercise of the Option that may have occurred prior to the nullification and reinstatement. The provisions of Section 1(b)(ii) hereof shall again become automatically effective following any such nullification of the provisions thereof and reinstatement of the provisions of
      Section 1(a) hereof in the event that any person described in
      Section 1(b)(ii) hereof files a further amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in Section 1(b)(ii) hereof to have again increased to 30 percent or more.

      (c) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full if the Optionee should die or become permanently disabled(within the meaning of the Company's long-term disability plan) while in the employ of the Company or any subsidiary, or if the Optionee should retire under a retirement plan of the Company or any subsidiary (i) at or after age 62 or (ii) at an earlier age with the consent of the Company.

      (d) To the extent that the Option shall have become exercisable in accordance with the terms of this agreement, it may be exercised in whole or in part from time to time thereafter.

      2. Termination of Option. The Option shall terminate automatically and without further notice on the earliest of the following dates:

      (a) thirty days after the date upon which the Optionee ceases to be an employee of the Company or a subsidiary, unless the cessation of his employment (i) is a result of his death, disability or retirement with the Company's consent or (ii) follows a change in control;

      (b) five years after the date upon which the Optionee ceases to be an employee of the Company or subsidiary (i) as a result of his disability, (ii) as a result of his retirement with the Company's consent, unless he is also a director of the Company who continues to serve as such following his retirement with the Company's consent, or (iii) following a change in control, unless the cessation of his employment following a change in control is a result of his death;

      (c) one year after the date upon which the Optionee ceases to be a director of the Company, but not less than five years after the date upon which he ceases to be an employee of the Company or a subsidiary, if (i) the cessation of his employment is a result of his retirement with the Company's consent and (ii) he continues to serve as a director of the Company following the cessation of his employment;

      (d) one year after the date of the Optionee's death regardless of whether he ceases to be an employee of the Company or a subsidiary prior to his death (i) as a result of his disability or retirement with the Company's consent or (ii) following a change in control; or

      (e)  ten years after the Date of Grant.

      For the purposes of this agreement: "retirement with the Company's consent" shall mean the retirement of the Optionee prior to age 62, if the Board or the Committee determines that his retirement is for the convenience of the Company or a subsidiary, or the retirement of the Optionee at or after age 62 under a retirement plan of the Company or a subsidiary; "disability" shall mean that the Optionee has qualified for disability benefits under the Company's Long-Term Disability Program or any successor disability plan or program of the Company.

      In the event that the Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a subsidiary, the Option shall terminate at the time of that determination notwithstanding any other provision of this agreement.

      3. Payment of Exercise Price. The Exercise Price shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by transfer to the Company of nonforfeitable, unrestricted Common Shares that have been owned by the Optionee for at least six months prior to the date of exercise or (c) by any combination of the methods of payment described in Sections 3(a) and 3(b) hereof. Nonforfeitable, unrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value as determined by the Committee from time to time.

      4. Crediting of Deferred Dividend Shares. Each Deferred Dividend Share represents the right of the Optionee to receive one Common Share if and when the Deferred Dividend Share becomes nonforfeitable in accordance with Section 5(a) hereof. Upon the determination by the Committee of the number of Deferred Dividend Shares to be credited in accordance with this Section 4, Deferred Dividend Shares shall be credited annually to the Optionee as of December 31 of each year that the Option remains in effect and any portion thereof remains unexercised. The number of Deferred Dividend Shares to be credited to the Optionee for any calendar year shall be determined as follows:
      (a) the total amount per share of cash dividends that were paid on the outstanding Common Shares during the calendar year shall be multiplied by the total number of Common Shares then covered by both exercisable and unexercisable portions of the Option, including any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture pursuant to Section 5(a) hereof; (b) the product of the arithmetical operation described in Section 4(a) hereof shall then be divided by the average closing price of the Common Shares, as reported on the New York Stock Exchange or other national market on which the Common Shares are then principally traded, for the 10 trading dates immediately preceding December 31; (c) the quotient of the arithmetical operation described in
      Section 4(b) hereof shall be the number of Deferred Dividend Shares that shall be credited to the Optionee for the calendar year; provided, however, that no Deferred Dividend Shares shall be credited to the Optionee for any calendar year in which the total net income per share of the outstanding Common Shares is not at least 250 percent of the total amount of cash dividends per share that were paid on the outstanding Common Shares during that calendar year, and no Deferred Dividend Shares shall be credited to the Optionee following the cessation of his employment with the Company or a subsidiary, regardless of the circumstances under which the cessation of his employment occurred and notwithstanding that the term of the Option or any Deferred Dividend Share remains in effect.

      5. Vesting and Issuance of Deferred Dividend Shares. (a) A Deferred Dividend Share shall become nonforfeitable upon the earlier to occur of (i) the expiration of a period of four years from the date as of which it is credited to the Optionee on the records of the Company, if the Optionee shall have remained in the continuous employ of the Company or a subsidiary during that period, or (ii) the termination of the Optionee's employment with the Company or a subsidiary following a change in control or as a result of his death, disability or retirement with the Company's consent. If the Optionee ceases to be an employee of the Company or a subsidiary under any circumstances other than those described in Section 5(a)(ii) hereof, any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture at the time of the cessation of his employment shall thereupon be forfeited automatically and without further notice unless otherwise determined by the Committee.

      (b) Subject to the terms and conditions of Section 6 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the Company, Deferred Dividend Shares shall be issuable to the Optionee at the time when they become nonforfeitable in accordance with Section 5(a) hereof.

      6. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares if the exercise or issuance thereof would result in a violation of any such law. To the extent that the Ohio Securities Act shall be applicable to the Option, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares unless the Common Shares or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

      7. Transferability and Exercisability. Neither the Option nor any Deferred Dividend Shares, including any interest in either thereof, shall be transferable by the Optionee except by will or the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

      8. Adjustments. The Committee shall make any adjustments in the Exercise Price and the number or kind of shares of stock or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares that the Committee may determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 8(a) or 8(b) hereof. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

      9. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of the Option or payment of Deferred Dividend Shares, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable to the Optionee upon the exercise of the Option or payment of Deferred Dividend Shares. If such election is made, the shares so surrendered by the Optionee shall be credited against any such withholding obligation at their fair market value (as determined by the Committee from time to time) on the date of such surrender.

      10. Right to Terminate Employment. No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Optionee at any time.

      11. Relation to Other Benefits. Any economic or other benefit to the Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

      12. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee with respect to the Option or the Deferred Dividend Shares without the Optionee's consent.

      13. Severability. In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

      14. Governing Law. This agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

      This agreement is executed by the Company on this day of      ,

                        THE  TIMKEN  COMPANY
               By       ___________________________
                        Stephen A. Perry
                        Senior Vice President
                        Human Resources, Purchasing & Communications

      The undersigned Optionee hereby acknowledges receipt of an executed original of this agreement and accepts the Option granted hereunder and the right to receive Deferred Dividend Shares with respect to the Common Shares covered thereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.


                         ______________________________
                                  Optionee
                         Date:  _______________________

                             EXHIBIT 10.13

                                                          TRANSFERABLE

                         THE  TIMKEN  COMPANY

                  Nonqualified Stock Option Agreement


      WHEREAS, <<FName>> <<LName>> (the "Optionee") is an employee of The Timken Company (the "Company");

      WHEREAS, the execution of a stock option agreement in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company that was duly adopted on ________ __, ____ (the "Date of Grant"), and is incorporated herein by this reference; and

      WHEREAS, the option granted hereby is intended to be a nonqualified stock option and shall not be treated as an "incentive stock option" within the meaning of that term under
      Section 422 of the Internal Revenue Code of 1986;

      NOW, THEREFORE, pursuant to the Company's Long-term Incentive Plan (As Amended and Restated as of December 20, 1995) (the "Plan") and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Optionee (i) a nonqualified stock option (the "Option") to purchase <<Shares>> of the Company's common stock without par value (the "Common Shares") at the exercise price of ________________ dollars ($_____) per Common Share (the
      "Exercise Price") and (ii) the right to receive dividend equivalents payable in Common Shares on a deferred basis (the "Deferred Dividend Shares") or, at the discretion of the Committee, in cash, with respect to the Common Shares covered by any unexercised portion of the Option.

      1.  Vesting of Option.   (a)  Unless terminated as hereinafter
      provided, the Option shall be exercisable to the extent of one-fourth (1/4th) of the Common Shares covered by the Option after the Optionee shall have been in the continuous employ of the Company or a subsidiary for one full year from the Date of Grant and to the extent of an additional one-fourth (1/4th) thereof after each of the next three successive years thereafter during which the Optionee shall have been in the continuous employ of the Company or a subsidiary. For the purposes of this agreement: "subsidiary" shall mean a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest; the continuous employment of the Optionee with the Company or a subsidiary shall not be deemed to have been interrupted, and the Optionee shall not be deemed to have ceased to be an employee of the Company or a subsidiary, by reason of the transfer of his employment among the Company and its subsidiaries.

      (b) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full upon any change in control of the Company that shall occur while the Optionee is an employee of the Company or a subsidiary. For the purposes of this agreement, the term "change in control" shall mean the occurrence of any of the following events:

      (i) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51 percent of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the acquiring corporation or entity is owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

      (ii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report thereto), as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term
      "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation thereto under the Exchange Act) of securities representing 30 percent or more of the combined voting power of the then-outstanding voting securities of the Company; or

      (iii) the Company shall file a report or proxy statement with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form, report or item thereto) that a change in control of the Company has or may have occurred, or will or may occur in the future, pursuant to any then-existing contract or transaction; or

      (iv) the individuals who constituted the Board at the beginning of any period of two consecutive calendar years cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period.

      In the event that any person described in Section 1(b)(ii) hereof files an amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in
      Section 1(b)(ii) hereof to have decreased to less than 30 percent, or in the event that any anticipated change in control referred to in Section 1(b)(iii) hereof does not occur following the filing with the SEC of any report or proxy statement described in Section 1(b)(iii) hereof because any contract or transaction referred to in Section 1(b)(iii) hereof is canceled or abandoned, the Committee may nullify the effect of Section 1(b)(ii) or 1(b)(iii) hereof, as the case may be, and reinstate the provisions of Section 1(a) hereof by giving notice thereof to the Optionee; provided, however, that any such action by the Committee shall not prejudice any exercise of the Option that may have occurred prior to the nullification and reinstatement. The provisions of Section 1(b)(ii) hereof shall again become automatically effective following any such nullification of the provisions thereof and reinstatement of the provisions of
      Section 1(a) hereof in the event that any person described in
      Section 1(b)(ii) hereof files a further amendment to any report referred to in Section 1(b)(ii) hereof that shows the beneficial ownership described in Section 1(b)(ii) hereof to have again increased to 30 percent or more.

      (c) Notwithstanding the provisions of Section 1(a) hereof, the Option shall become immediately exercisable in full if the Optionee should die or become permanently disabled (within the meaning of the Company's long-term disability plan) while in the employ of the Company or any subsidiary, or if the Optionee should retire under a retirement plan of the Company or any subsidiary (i) at or after age 62 or (ii) at an earlier age with the consent of the Company.

      (d) To the extent that the Option shall have become exercisable in accordance with the terms of this agreement, it may be exercised in whole or in part from time to time thereafter.

      2. Termination of Option. The Option shall terminate automatically and without further notice on the earliest of the following dates:

      (a) thirty days after the date upon which the Optionee ceases to be an employee of the Company or a subsidiary, unless the cessation of his employment (i) is a result of his death, disability or retirement with the Company's consent or (ii) follows a change in control;

      (b) five years after the date upon which the Optionee ceases to be an employee of the Company or subsidiary (i) as a result of his disability, (ii) as a result of his retirement with the Company's consent, unless he is also a director of the Company who continues to serve as such following his retirement with the Company's consent, or (iii) following a change in control, unless the cessation of his employment following a change in control is a result of his death;

      (c) one year after the date upon which the Optionee ceases to be a director of the Company, but not less than five years after the date upon which he ceases to be an employee of the Company or a subsidiary, if (i) the cessation of his employment is a result of his retirement with the Company's consent and (ii) he continues to serve as a director of the Company following the cessation of his employment;

      (d) one year after the date of the Optionee's death regardless of whether he ceases to be an employee of the Company or a subsidiary prior to his death (i) as a result of his disability or retirement with the Company's consent or (ii) following a change in control; or

      (e) ten years after the Date of Grant.

      For the purposes of this agreement: "retirement with the Company's consent" shall mean the retirement of the Optionee prior to age 62, if the Board or the Committee determines that his retirement is for the convenience of the Company or a subsidiary, or the retirement of the Optionee at or after age 62 under a retirement plan of the Company or a subsidiary; "disability" shall mean that the Optionee has qualified for disability benefits under the Company's Long-Term Disability Program or any successor disability plan or program of the Company.

      In the event that the Optionee shall intentionally commit an act that the Committee determines to be materially adverse to the interests of the Company or a subsidiary, the Option shall terminate at the time of that determination notwithstanding any other provision of this agreement.

      3. Payment of Exercise Price. The Exercise Price shall be payable (a) in cash in the form of currency or check or other cash equivalent acceptable to the Company, (b) by transfer to the Company of nonforfeitable, unrestricted Common Shares that have been owned by the Optionee for at least six months prior to the date of exercise or (c) by any combination of the methods of payment described in Sections 3(a) and 3(b) hereof. Nonforfeitable, unrestricted Common Shares that are transferred by the Optionee in payment of all or any part of the Exercise Price shall be valued on the basis of their fair market value as determined by the Committee from time to time.

      4. Crediting of Deferred Dividend Shares. Each Deferred Dividend Share represents the right of the Optionee to receive one Common Share if and when the Deferred Dividend Share becomes nonforfeitable in accordance with Section 5(a) hereof. Upon the determination by the Committee of the number of Deferred Dividend Shares to be credited in accordance with this
      Section 4, Deferred Dividend Shares shall be credited annually to the Optionee as of December 31 of each year that the Option remains in effect and any portion thereof remains unexercised. The number of Deferred Dividend Shares to be credited to the Optionee for any calendar year shall be determined as follows:
      (a) the total amount per share of cash dividends that were paid on the outstanding Common Shares during the calendar year shall be multiplied by the total number of Common Shares then covered by both exercisable and unexercisable portions of the Option, including any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture pursuant to Section 5(a) hereof; (b) the product of the arithmetical operation described in Section 4(a) hereof shall then be divided by the average closing price of the Common Shares, as reported on the New York Stock Exchange or other national market on which the Common Shares are then principally traded, for the 10 trading dates immediately preceding
      December 31; (c) the quotient of the arithmetical operation described in Section 4(b) hereof shall be the number of Deferred Dividend Shares that shall be credited to the Optionee for the calendar year; provided, however, that no Deferred Dividend Shares shall be credited to the Optionee for any calendar year in which the total net income per share of the outstanding Common Shares is not at least 250 percent of the total amount of cash dividends per share that were paid on the outstanding Common Shares during that calendar year, and no Deferred Dividend Shares shall be credited to the Optionee following the cessation of his employment with the Company or a subsidiary, regardless of the circumstances under which the cessation of his employment occurred and notwithstanding that the term of the Option or any Deferred Dividend Share remains in effect.

      5. Vesting and Issuance of Deferred Dividend Shares. (a) A Deferred Dividend Share shall become nonforfeitable upon the earlier to occur of (i) the expiration of a period of four years from the date as of which it is credited to the Optionee on the records of the Company, if the Optionee shall have remained in the continuous employ of the Company or a subsidiary during that period, or (ii) the termination of the Optionee's employment with the Company or a subsidiary following a change in control or as a result of his death, disability or retirement with the Company's consent. If the Optionee ceases to be an employee of the Company or a subsidiary under any circumstances other than those described in Section 5(a)(ii) hereof, any Deferred Dividend Shares that shall have been previously credited to the Optionee hereunder and remain subject to forfeiture at the time of the cessation of his employment shall thereupon be forfeited automatically and without further notice unless otherwise determined by the Committee.

      (b) Subject to the terms and conditions of Section 6 hereof, and subject to any deferral election the Optionee may have made pursuant to any plan or program of the Company, Deferred Dividend Shares shall be issuable to the Optionee at the time when they become nonforfeitable in accordance with Section 5(a) hereof.

      6. Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, notwithstanding any other provision of this agreement, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares if the exercise or issuance thereof would result in a violation of any such law. To the extent that the Ohio Securities Act shall be applicable to the Option, the Option shall not be exercisable and the Company shall not be obligated to issue any Common Shares in payment of Deferred Dividend Shares unless the Common Shares or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares are (a) exempt from registration thereunder, (b) the subject of a transaction that is exempt from compliance therewith, (c) registered by description or qualification thereunder or (d) the subject of a transaction that shall have been registered by description thereunder.

      7.  Transferability and Exercisability.

      (a) Except as provided in Section 7(b) below, neither the Option nor any Deferred Dividend Shares, including any interest in either thereof, shall be transferable by the Optionee except by will or the laws of descent and distribution, and the Option shall be exercisable during the lifetime of the Optionee only by him or, in the event of his legal incapacity to do so, by his guardian or legal representative acting on behalf of the Optionee in a fiduciary capacity under state law and court supervision.

      (b) Notwithstanding Section 7(a) above, the Option, any Deferred Dividend Shares, or any interest in either thereof, may be transferable by the Optionee, without payment of consideration therefor, to any one or more members of the immediate family of Optionee (as defined in Rule 16a-1(e) under the Exchange Act), or to one or more trusts established solely for the benefit of such members of the immediate family or to partnerships in which the only partners are such members of the immediate family of the Optionee; provided, however, that such transfer will not be effective until notice of such transfer is delivered to the Company; and provided, further, however, that any such transferee is subject to the same terms and conditions hereunder as the Optionee.

      8. Adjustments. The Committee shall make any adjustments in the Exercise Price and the number or kind of shares of stock or other securities covered by the Option or to be issued in payment of Deferred Dividend Shares that the Committee may determine to be equitably required to prevent any dilution or expansion of the Optionee's rights under this agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 8(a) or 8(b) hereof. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Optionee's rights under this agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

      9. Withholding Taxes. If the Company shall be required to withhold any federal, state, local or foreign tax in connection with any exercise of the Option or payment of Deferred Dividend Shares, the Optionee shall pay the tax or make provisions that are satisfactory to the Company for the payment thereof. The Optionee may elect to satisfy all or any part of any such withholding obligation by surrendering to the Company a portion of the Common Shares that are issuable to the Optionee upon the exercise of the Option or payment of Deferred Dividend Shares. If such election is made, the shares so surrendered by the Optionee shall be credited against any such withholding obligation at their fair market value (as determined by the Committee from time to time) on the date of such surrender.

      10. Right to Terminate Employment. No provision of this agreement shall limit in any way whatsoever any right that the Company or a subsidiary may otherwise have to terminate the employment of the Optionee at any time.

      11. Relation to Other Benefits. Any economic or other benefit to the Optionee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

      12. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Optionee with respect to the Option or the Deferred Dividend Shares without the Optionee's consent.

      13. Severability. In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

      14. Governing Law. This agreement is made under, and shall be construed in accordance with, the laws of the State of Ohio.

      This agreement is executed by the Company on this       day of
                  ,        .

                         THE  TIMKEN  COMPANY


                                  By
                              Stephen A. Perry
                           Senior Vice President
                Human Resources, Purchasing & Communications



      The undersigned Optionee hereby acknowledges receipt of an executed original of this agreement and accepts the Option granted hereunder and the right to receive Deferred Dividend Shares with respect to the Common Shares covered thereby, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.



                                             Optionee

                                             Date:

                          Exhibit 10.14

                      CONSULTING AGREEMENT
                   ___________________________


      This consulting agreement (hereinafter referred to as "Agreement") is entered into as of the 1st day of January, 1998, by and between Joseph F. Toot, Jr., (hereinafter referred to as "Consultant") and The Timken Company (hereinafter referred to as "Company"), a corporation organized and existing under the laws of the State of Ohio.

      WHEREAS, Consultant has been employed for many years as an officer of the Company and has acquired extensive experience and developed important relationships which the Company wishes to utilize by retaining Consultant to perform certain services as described herein; and

      WHEREAS, Consultant will resign as an officer and retire as an employee on December 31, 1997, under the Company's retirement program.

      NOW, THEREFORE, in consideration of the mutual promises and covenants, it is hereby agreed by and between the parties as follows:

      1. In consideration for Consultant's services as hereinafter described, the Company agrees to pay Consultant $180,000.00 per year payable in quarterly payments of $45,000.00 to be paid on the last day of each calendar quarter beginning March 31, 1998.

      2.  The services to be performed by Consultant shall consist of the following:
          (1) Provide counsel and advice to the Company on various matters from time to time as requested by the Chairman, President and CEO and either of the Chief Operating Officers of the Company; (2) continue his relationships with customers and others in the bearing and steel industry and make calls on and entertain such persons on behalf of the Company; (3) provide advice regarding business activities in China and other Far Eastern countries, including visits to the area; (4) assist in the development of Asian strategy; and (5) provide similar services to support the interests of the Company from time to time as requested by the Chairman, President and CEO of the Company.

      3. It is anticipated that Consultant will devote the equivalent of approximately one week per month to the performance of the services described above. The days on which Consultant will perform services under this Agreement, and the number of hours devoted to the performance of such services on any given day, will be determined by Consultant in his sole discretion.

      4. The Company will provide an office and secretarial services for the Consultant to assist him in performing the services described in this Agreement. Consultant is not required to make use of such office or secretarial assistance and may perform the services requested under this Agreement at any location of his choice, whether inside or outside of Ohio.


      5. Consultant shall be entitled to the use of Company aircraft in connection with performing services under this Agreement, provided, however, that commercial aviation will be used when practical and that scheduling for Corporate Officers shall take precedence to the extent practical. Consultant shall be entitled to use first class air travel.

      6. The Company will reimburse Consultant for all reasonable and necessary expenses incurred in the performance of the services described in this Agreement.

      7. Consultant agrees that he shall treat confidentially any material, non-public information, trade secrets, or proprietary data of the Company that he obtains during the course of performing his services under this Agreement.

      8. Consultant agrees that, during the term of this Agreement and for three years after the termination of this Agreement, he shall not provide services to any third party that is a direct competitor of the Company. Subject to the foregoing, Consultant may provide consulting or other services to other parties during the term of this Agreement and at anytime thereafter.

      9. It is agreed that Consultant shall render his services as an independent contractor and that no relationship of employer-employee shall result from the execution of this Agreement or from the performance of any services hereunder.

      10. Consultant shall have the right to determine when, where, how and in what manner he will perform the services under this Agreement. It is understood that as an independent contractor, Consultant is not under the direction or control of the Company when rendering the services requested of him under this Agreement and is expected to exercise independent judgment when providing services under this Agreement. Moreover, Consultant shall not be entitled to any Company benefits as a result of performing services under this Agreement, and the Company shall not pay or withhold any federal, state, or local income tax or payroll tax of any kind on behalf of the Consultant.

      11. This Agreement shall be for a term of three years terminating on December 31, 2000, provided, however, that either party may cancel and terminate this Agreement at any time by giving a sixty-day written notice to the other party of its the desire to do so. Moreover, this Agreement will terminate immediately if Consultant dies, becomes permanently disabled, or breaches any material term of this Agreement. If this Agreement is terminated prior to December 31, 2000, the quarterly payment to which Consultant would otherwise be entitled to receive will be pro-rated based on the number of days the Agreement was in effect during the calendar quarter in which the Agreement was terminated. The provisions of Paragraphs 8 and 9 hereof shall continue in full force and effect notwithstanding the termination of this Agreement.

      12. This Agreement constitutes the entire agreement between the parties relative to the services referred to herein and supersedes all previous negotiations and understandings, oral or written, relative to such services.
          Notwithstanding the foregoing, nothing contained herein shall affect or adversely impact any compensation or benefits to which Consultant is entitled as a result of his employment by the Company prior to December 31, 1997, and his retirement on said date.

      13. This Agreement shall be construed, interpreted and applied, and the legal relationship created herein shall be determined, in accordance with the laws of the State of Ohio.


      In witness whereof, the parties have executed this Agreement as of the date first above written.

                              THE TIMKEN COMPANY

                              By: ________________________________

                                  ________________________________
                                  (Title)


                                  ________________________________
                                  Joseph F. Toot, Jr.

                                                      DECEMBER 3, 1997

                             Exhibit 10.15

                          THE TIMKEN COMPANY

                      Performance Share Agreement


      WHEREAS, <<FName>> << LName>> (the "Grantee") is a key employee of The Timken Company (the "Company"); and

      WHEREAS, the execution of a Performance Share Agreement (this "Agreement") in the form hereof has been authorized by a resolution of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of the Company that was duly adopted on _______________, 1997.

      NOW THEREFORE, pursuant to the Company's Long Term Incentive Plan (As Amended and Restated as of December 20, 1995) (the "Plan"), and subject to the terms and conditions thereof and the terms and conditions hereinafter set forth, the Company hereby grants to the Grantee ______________ Performance Shares.

      1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to them in the Plan.

      2. Grant of Performance Shares. The Company granted to the Grantee the number of Performance Shares specified above, which shall be earned out by the Grantee during the period commencing on January 1, 1998 and ending on December 31, 2000 (the
      "Performance Period") as set forth in Section 3 of this Agreement.

      3. Earn-Out of Performance Shares. (a) One-third of the Performance Shares shall be earned out on December 31 of each year (the "Annual Award") during the Performance Period, but only if the Committee shall determine that (i) the Grantee shall have been in the continuous employ of the Company or any subsidiary of the Company through such December 31 and (ii) the market price of the Common Shares shall have reached the applicable price set forth in the Performance Share Vesting Table set forth below under the column "Target Price II" and maintained such price for the period specified in Section 3(c) below.

      (b) The Committee shall have the discretion to authorize an award based upon a reduced number of Performance Shares, up to 50 percent of the Annual Award, if the market price of the shares for any given year in the Performance Period has reached the applicable price set forth in the Performance Share Vesting Table set forth below under the column "Target Price I" and maintained such price for the period specified in Section 3(c) below.


      (c) The market price of the shares shall only be deemed to have reached a Target Price if the closing price of the shares on the New York Stock Exchange (as reported in the Midwest Edition of the Wall Street Journal) (the "Market Price") shall have reached the specified Target Price and remained at or above such level for a minimum of 15 trading days within any period of 90 consecutive calendar days during the calendar year immediately preceding the applicable determination date.

      (d) Notwithstanding the provisions of this Section 3, the Performance Shares awarded hereby that have not theretofore been earned out (other than those which were not earned out by reason of failure of the Market Price of the Common Shares to reach the applicable price set forth in the Performance Share Vesting Table) shall become immediately earned out if at any time during the employment of the Grantee a "change in control" shall occur. For the purposes of this Agreement, the term "change in control" shall mean the occurrence of any of the following events:

      (i) all or substantially all of the assets of the Company are sold or transferred to another corporation or entity, or the Company is merged, consolidated or reorganized into or with another corporation or entity, with the result that upon conclusion of the transaction less than 51 percent of the outstanding securities entitled to vote generally in the election of Directors or other capital interests of the acquiring corporation or entity is owned, directly or indirectly, by the shareholders of the Company generally prior to the transaction; or

      (ii) there is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report thereto), as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation thereto under the Exchange Act) of securities representing 30 percent or more of the combined voting power of the then-outstanding voting securities of the Company; or

      (iii) the Company shall file a report or proxy statement with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act disclosing in response to Item 1 of Form 8-K thereunder or Item 5(f) of Schedule 14A thereunder (or any successor schedule, form, report or item thereto) that a change in control of the Company has or may have occurred, or will or may occur in the future pursuant to any then-existing contract or transaction; or

      (iv) the individuals who constituted the Board at the beginning of any period of two consecutive calendar years cease for any reason to constitute at least a majority thereof unless the nomination for election by the Company's shareholders of each new member of the Board was approved by a vote of at least two-thirds of the members of the Board still in office who were members of the Board at the beginning of any such period.

      In the event that any person described in Section 3(d)(ii) hereof files an amendment to any report referred to in Section 3(d)(ii) hereof that shows the beneficial ownership described in
      Section 3(d)(ii) hereof to have decreased to less than 30 percent, or in the event that any anticipated change in control referred to in Section 3(d)(iii) hereof does not occur following the filing with the SEC of any report or proxy statement described in Section 3(d)(iii) hereof because any contract or transaction referred to in Section 3(d)(iii) hereof is canceled or abandoned, the Committee may nullify the effect of Section 3(d)(ii) or 3(d)(iii) hereof, as the case may be, and reinstate the remaining provisions of Section 3 hereof by giving notice thereof to the Grantee. The provisions of Section 3(d)(ii) hereof shall again become automatically effective following any such nullification of the provisions thereof and the remaining provisions of Section 3 hereof shall be reinstated in the event that any person described in Section 3(d)(ii) hereof files a further amendment to any report referred to in Section 3(d)(ii) hereof that shows the beneficial ownership described in Section 3(d)(ii) hereof to have again increased to 30 percent or more.

                    Performance Share Vesting Table

                      TARGET PRICE I       TARGET PRICE II
       YEAR           (15-20% INCREASE)    (20% OR GREATER INCREASE)
       1998           [$44.85 - $46.75]    [$46.75 or greater]
       1999           [$53.76 - $56.13]    [$56.13 or greater]
       2000           [$64.55 - $67.38]    [$67.38 or greater]


      4. Pay-Out of Performance Shares. (a) For each calendar year during the Performance Period, if the applicable conditions have been satisfied as set forth in Section 3 hereof, the Grantee shall receive, in cash, payment for his/her Annual Award, or, if applicable, the reduced award determined pursuant to Section 3(b) hereof, multiplied by the Market Price of the Common Shares as of December 31 at the end of applicable calendar year during the Performance Period. Not later than 90 days after the end of the applicable calendar year during the Performance Period, the Committee shall determine whether the applicable Target Price has been met and, thus, whether awards have been earned. Final awards that have been earned shall be paid, less applicable tax withholdings, as soon as practicable following such determination by the Committee.

      (b) Prior to payment, the Company shall only have an unfunded and unsecured obligation to make payment of any earned awards to the Grantee.

      5. Deferral of Performance Shares. Grantee may elect to defer all or a specified part of his or her Annual Award pursuant to the Deferral Provisions set forth in Appendix A hereto.

      6. Effect of Death, Disability or Retirement. If the Grantee's employment with the Company should terminate because of death, permanent total disability or retirement with the Company's consent, prior to the end of any calendar year within the Performance Period, the extent to which the Performance Shares granted hereby shall be deemed to have been earned out shall be determined according to the earn-out provisions of Section 3 as if the Grantee's employment had not been terminated and the final award shall be multiplied by a fraction, the numerator of which is the number of full months the Grantee was employed during the current calendar year of the Performance Period and the denominator of which is the total number of months in the current year of the Performance Period; provided, however, that the Board, upon recommendation of the Committee may, in its discretion, increase payments made under the foregoing circumstances up to the full amount payable for service throughout the Performance Period if the earn-out provisions of
      Section 3 have been satisfied.

      7. Effect of Other Terminations of Employment. In the event that the Grantee's employment shall terminate in a manner other than any specified in Section 6 hereof, the Grantee shall forfeit any rights he or she may have in any Performance Shares that have not been earned out by such Grantee at the time of such termination; provided, however, that the Board, upon recommendation of the Committee may order payment of an award, in an amount determined as in Section 6 for Termination for Death, Disability or Retirement under circumstances which warrant such exceptional treatment in the judgment of the Committee or the Board.

      8. Effect of Change of Control. Notwithstanding any other provision of this Agreement, in the event that there is a change in control pursuant to Section 3(d) hereof, the Grantee shall be entitled to receive in cash an amount equal to the Market Price of the Common Shares as of the date of such change in control multiplied by the number of Performance Shares earned out pursuant to Section 3(d) by reason of such change in control.

      9. Shares Non-Transferable. The Performance Shares granted hereby and any interest in such Performance Shares are not transferable other than by will or the laws of descent and distribution.

      10. Dilution and Other Adjustments. The Committee shall make any adjustments in the Target Prices and/or the number of Performance Shares then held by the Grantee that the Committee may determine to be equitably required to prevent any dilution or expansion of the Grantee's rights under this Agreement that otherwise would result from any (a) stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, (b) merger, consolidation, separation, reorganization or partial or complete liquidation involving the Company or (c) other transaction or event having an effect similar to any of those referred to in Section 10(a) or 10(b) hereof. Furthermore, in the event that any transaction or event described or referred to in the immediately preceding sentence shall occur, the Committee may provide in substitution of any or all of the Grantee's rights under this Agreement such alternative consideration as the Committee may determine in good faith to be equitable under the circumstances.

      11. Withholding Taxes. The Company may withhold from any amounts payable under this Agreement all federal, state, local, foreign or other tax as shall be required to be withheld pursuant to any law or government regulation or ruling.

      12.  Right to Terminate Employment.  No provision of this
      Agreement shall limit in any way whatsoever any right that the Company may otherwise have to terminate the employment of the Grantee at any time.

      13. Relation to Other Benefits. Any economic or other benefit to the Grantee under this agreement or the Plan shall not be taken into account in determining any benefits to which the Grantee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or a subsidiary and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or a subsidiary.

      14. Amendments. Any amendment to the Plan shall be deemed to be an amendment to this agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of the Grantee with respect to the Performance Shares earned out without the Grantee's consent.

      15. Severability. In the event that one or more of the provisions of this agreement shall be invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.

      16. Governing Law. This agreement is made under, and shall be construed in accordance with the internal substantive laws of the State of Ohio.

      This agreement is executed by the Company on this ____ day of
      ____________.


                          THE TIMKEN COMPANY


                          By  ________________________________
                              Stephen A. Perry
                              Senior Vice President
                              Human Resources, Purchasing
                              and Communications




      The undersigned Grantee hereby acknowledges receipt of an executed original of this agreement and accepts the Performance Shares granted hereunder, subject to the terms and conditions of the Plan and the terms and conditions hereinabove set forth.



                                    __________________________
                                    Grantee

                                    Date: ____________________

                                                            APPENDIX A


      DEFERRAL PROVISIONS


      This Appendix A sets forth the terms and conditions applicable to the Grantee's election to defer receipt of all or a specified part of his or her Annual Award pursuant to Section 5 of the Agreement. Capitalized terms used, but not otherwise defined in this Appendix A, shall have the respective meanings assigned to them in the Agreement.

      1. Election to Defer. The Grantee to effect a deferral must complete and deliver an election agreement, substantially in the form attached hereto as Exhibit A, to the Director of Compensation and Benefits of the Company before the first day of the year for which such Annual Award would otherwise be paid, except in the case of an Annual Award for 1998 where the election agreement may be delivered to the Director of
      Compensation and Benefits of the Company within [       days
      after the date of the Agreement]. Unless otherwise specified by the Grantee in the election agreement, an election agreement that is timely delivered shall be effective for Annual Awards earned under this Agreement for any succeeding years until revoked or modified by written notice to the Director of Compensation and Benefits of the Company. In order to be effective to revoke or modify an election, a revocation or modification must be delivered prior to the beginning of the year for which an Annual Award is payable.

      2. Amount Deferred; Period of Deferral. The Grantee shall designate in the election agreement the percentage or the dollar amount of his or her Annual Award that is to be deferred and whether the amount deferred shall remain denominated in Performance Shares or whether the amount deferred shall be translated into cash. Any amount deferred shall be deferred until the earlier to occur of (i) the date the Grantee ceases to be an employee by death, retirement or otherwise or (ii) the date specified by the Grantee in the election agreement, including a date determined by reference to the date the Grantee ceases to be an employee by death, retirement or otherwise (provided in the case where the Grantee ceases to be an employee on December 31 of a year that such date is after March 15 of the year following the year in which the Grantee ceases to be an employee).

      3. Accounts. (i) Deferred amounts that are translated into cash shall be treated as if it were set aside in an account on the date the Annual Award would otherwise have been paid to the Grantee. Such account will be credited with interest computed quarterly (based on calendar quarters) on the lowest balance in the account during each quarter at such rate and in such manner as determined from time to time by the Committee. Unless otherwise determined by the Committee, interest to be credited hereunder shall be credited at the prime rate in effect according to the Wall Street Journal on the last day of each calendar quarter plus one percent. Interest for a calendar quarter shall be credited to the account as of the first day of the following quarter.

      (ii) Deferred amounts that remain denominated in Performance Shares shall be reflected in a separate account, which shall be credited with the number of deferred Performance Shares. Such account shall be credited from time to time with amounts equal to dividends or other distributions paid on a number of Common Shares of the Company equal to the number of Performance Shares reflected in such account, and such account shall be credited with interest on cash amounts credited to such account from time to time in the manner provided in Subsection (i) above.

      4. Payment of Accounts. The amounts in the Grantee's account(s) shall be paid as provided in this Section 4.

      (i) Amounts described in Section 3(i) shall be paid to the Grantee in a lump sum or in a number of approximately equal quarterly installments, as designated by the Grantee in his or her election agreement. The amount of such account remaining unpaid shall continue to bear interest, as provided in Section 3(i). The lump sum payment or the first quarterly installment, as the case may be, shall be made as soon as practicable following the end of the period of deferral as specified in
      Section 2.

      (ii) Amounts described in Section 3(ii) shall be paid to a Grantee in cash as soon as practicable following the end of the period of deferral as specified in Section 2. All amounts credited to such account in respect of dividends, distributions and interest thereon as provided in Section 3(ii) shall likewise be paid to the Grantee at such time.

      5. Death of Grantee. In the event of the death of the Grantee, the amount of the Grantee's account or accounts shall be paid to the beneficiary or beneficiaries designated in a writing substantially in the form attached hereto as Exhibit B (the "Beneficiary Designation"), in accordance with the Grantee's election agreement and Section 4. A Grantee's Beneficiary Designation may be changed at any time prior to his or her death by the execution and delivery of a new Beneficiary Designation. The Beneficiary Designation on file with the Company that bears the latest date at the time of the Grantee's death shall govern. In the absence of a Beneficiary Designation or the failure of any beneficiary to survive the Grantee, the amount of the Grantee's account or accounts shall be paid to the Grantee's estate in a lump sum 90 days after the appointment of an executor or administrator. In the event of the death of the beneficiary or beneficiaries after the death of a Grantee, the remaining amount of the account or accounts shall be paid in a lump sum to the estate of the last beneficiary to receive payments 90 days after the appointment of an executor or administrator.

      6. Acceleration. Notwithstanding the provisions of the foregoing: (i) if a "change in control", as that term is defined in The Timken Company 1996 Deferred Compensation Plan, occurs, the amount of the Grantee's account or accounts shall immediately be paid to the Grantee in full; (ii) in the event of an unforeseeable emergency, as defined in section 1.457-2(h)(4) and (5) of the Income Tax Regulations, that is caused by an event beyond the control of the Grantee or beneficiary and that would result in severe financial hardship to the individual if acceleration were not permitted, the Committee may in its sole discretion accelerate the payment to the Grantee or beneficiary of the amount of his or her account or accounts, but only up to the amount necessary to meet the emergency.

      7. Non-alienation of Deferred Amounts. No right or interest of the Grantee or any beneficiary shall, without the written consent of the Company, be (i) assignable or transferable in any manner, (ii) subject to alienation, anticipation, sale, pledge, encumbrance, attachment, garnishment or other legal process or
      (iii) in any manner liable for or subject to the debts or liabilities of the Grantee or beneficiary.

      8. Interest of Grantee. The obligation of the Company to make payment of amounts reflected in an account merely constitutes the unsecured promise of the Company to make payments from its general assets, as provided herein, and neither the Grantee nor any beneficiary shall have any interest in, or a lien or prior claim upon, any property of the Company. It is the intention of the Company that its obligation be unfunded for tax purposes and for purposes of Title I of ERISA. The Company may create a trust to hold funds to be used in payment of its obligations under the Agreement, and may fund such trust; provided, however, that any funds contained therein shall remain liable for the claims of the Company's general creditors.

                                                        EXHIBIT A

                     PERFORMANCE SHARE GRANT

                       THE TIMKEN COMPANY

                        DEFERRAL ELECTION

      I,______________________, hereby elect pursuant to Section 5 of the Performance Share Agreement dated ________________ between myself and the Company (the "Agreement") to defer receipt of all or part of the Annual Award(s) which I otherwise would be entitled to receive as follows:

         Deferral of Cash                  Deferral of Performance Shares

       1.  Percentage or dollar amount   1.  Percentage or dollar amount of
       of Annual Award, if any, (a)      Annual Award (a) for 1998 only [ ]
       for 1998 only [ ] or (b) for      or (b) for 1998 and for later years
       1998 and for later years          [ ]:
       [ ]:
                                              25% [ ]        100% [ ]
          25%  [ ]  100% [  ]                 50% [ ]        ___% [ ]
          50%  [ ]  ___% [  ]
                                                         $       [  ]
                 $       [  ]
                                         2.  Please defer my receipt of
       2.  Please make payment of the    Performance Shares, payable in cash,
       above specified cash together     together with the cash credited to
       with all accrued interest         my account equal to dividends or
       reflected in my account as        other distributions paid on a number
       as follows:                       of Common Shares equal to the number
                                         of Performance Shares reflected in
       a.   Pay in lump sum [ ]          such account, together with all
       b.   Pay in __ approximately      accrued interest, as follows:
       equal quarterly installments
       [ ]                               a. Defer until the date I
                                         cease to be an employee [ ]
       3.  Please defere payment or
       make payment of first installment
       as follows:

       a.  Defer until the date I
       cease to be an employee [ ]

       b.  Defer until ________ [ ]
       (specify date or number of years
       following termination of
       employement)

       b. Defer until ______ [ ] (specify date or number of years following termination of employment)

      I acknowledge that I have reviewed the Agreement and understand that my participation will be subject to the terms and conditions contained in the Agreement. Capitalized terms used, but not otherwise defined, in this election agreement shall have the respective meanings assigned to them in the Agreement.

      I understand that (i) this election agreement shall continue to be effective for subsequent Annual Awards earned under the Agreement except as specified above and except as otherwise provided in the Agreement and (ii) in order to be effective to revoke or modify this election agreement with respect to Annual Award otherwise payable for a particular year, a revocation or modification must be delivered to the Director of Compensation and Benefits of the Company prior to the beginning of the year for which such Annual Award is payable.

      I acknowledge that I have been advised to consult with my own financial, tax, estate planning and legal advisors before making this election to defer in order to determine the tax effects and other implications of my participation in the Agreement.




      Dated this______ day of_____________________, 1997.



      ______________________________
      (Signature)                        (Print or type name)

                                                        EXHIBIT B

                     PERFORMANCE SHARE GRANT

                       THE TIMKEN COMPANY

                    BENEFICIARY DESIGNATIONS

      In accordance with the terms and conditions of the Performance Share Agreement dated between
      and The Timken Company (the "Performance Share Agreement"),
      I hereby designate the person(s) indicated below as my beneficiary(ies) to receive the amounts payable under said
      Performance Share Agreement.

       Name______________________________
       Address___________________________
              ___________________________
              ___________________________

       Social Sec. Nos. of Beneficiary(ies)__________________________
       Relationship(s)_______________________________________________
       Date(s) of Birth______________________________________________

      In the event that the above-named beneficiary(ies) predecease(s) me, I hereby designate the following person as beneficiary(ies);

       Name______________________________
       Address___________________________
              ___________________________
              ___________________________

       Social Sec. Nos. of Beneficiary(ies)__________________________
       Relationship(s)_______________________________________________
       Date(s) of Birth______________________________________________

      I hereby expressly revoke all prior designations of beneficiary(ies), reserve the right to change the beneficiary(ies) herein designated and agree that the rights of said beneficiary(ies) shall be subject to the terms of the Performance Share Agreement. In the event that there is no beneficiary living at the time of my death, I understand that the amounts payable under the Performance Share Agreement will be paid to my estate.


      ______________________
      Date      (Signature)                   (Print or type name)